                                                           SEMI-ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Provides long-term capital growth with guaranteed return of investment on the maturity date to investors who reinvest all dividends and hold their shares to the maturity date.


KEMPER TARGET EQUITY FUND
KMEPER RETIREMENT FUND
SERIES I, II, III, IV, V AND VI


                 "...The last six months showed investors the
             wisdom of maintaining a long-term perspective. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
10
PORTFOLIO OF
INVESTMENTS
18
FINANCIAL STATEMENTS
22
NOTES TO
FINANCIAL STATEMENTS
26
FINANCIAL HIGHLIGHTS
29
SHAREHOLDERS' MEETING


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES I-VI
TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

--------------------------------------------------------------------------------

    SERIES I                                    1.72%
--------------------------------------------------------------------------------
    SERIES II                                   2.34%
--------------------------------------------------------------------------------
    SERIES III                                  2.72%
--------------------------------------------------------------------------------
    SERIES IV                                   3.16%
--------------------------------------------------------------------------------
    SERIES V                                    3.41%
--------------------------------------------------------------------------------
    SERIES VI                                   4.08%
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  1/31/98    7/31/97
--------------------------------------------------------------------------------
    SERIES I                       $10.31     $11.86
--------------------------------------------------------------------------------
    SERIES II                      $11.93     $13.38
--------------------------------------------------------------------------------
    SERIES III                     $10.13     $11.33
--------------------------------------------------------------------------------
    SERIES IV                      $10.27     $11.28
--------------------------------------------------------------------------------
    SERIES V                       $ 9.76     $10.86
--------------------------------------------------------------------------------
    SERIES VI                      $10.81     $11.57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE SIX MONTH PERIOD ENDED JANUARY 31, 1998, KEMPER RETIREMENT FUND SERIES I-VI MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                   INCOME     SHORT-TERM     LONG-TERM
                  DIVIDEND   CAPITAL GAIN   CAPITAL GAIN
--------------------------------------------------------------------------------
    SERIES I       $0.42        $0.78          $0.51
--------------------------------------------------------------------------------
    SERIES II      $0.54        $0.69          $0.49
--------------------------------------------------------------------------------
    SERIES III     $0.40        $0.61          $0.46
--------------------------------------------------------------------------------
    SERIES IV      $0.37        $0.57          $0.39
--------------------------------------------------------------------------------
    SERIES V       $0.38        $0.60          $0.45
--------------------------------------------------------------------------------
    SERIES VI      $0.39        $0.56          $0.25
--------------------------------------------------------------------------------

TERMS TO KNOW

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term. P/E RATIO The price of a stock divided by its earnings per share. The P/E ratio, also known as the MULTIPLE, is a measure of how much an investor is paying for a company's earning power.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

ZERO-COUPON BOND A bond that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security due to accrual of interest. The security is redeemed at face value at maturity.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Despite ongoing stock market volatility, the economic climate for mutual fund investors has been fairly positive in the first quarter of 1998. Steady U.S. economic growth bolstered by stable interest rates has created a positive environment for both equity and fixed-income investing -- and we expect this to continue.

    The U.S. economy, as measured by the gross domestic product (GDP) growth rate, in the fourth quarter of 1997 grew 3.9 percent. With 3.8 percent GDP growth for all of 1997, the economy produced $7.19 trillion of output. For the first quarter of 1998, we estimate the economy to grow at a 3.4 percent rate, representing a modest slowdown. Momentum for the year, in fact, should slip to a rate of 2.5 percent.

    Although the economy will continue to slow in the months ahead, the outlook is still positive. Employment growth is expected to remain steady. Both bonds and equities have continued to perform well, thereby boosting consumer confidence and spending. The housing market has been noteworthy, with new home sales reaching an all-time high for this point in the economic cycle and housing starts remain high relative to demographic trends.

    Output prices, as measured by the Consumer Price Index (CPI), remain stable at 1.5 to 2 percent year over year. When the rate of inflation remains stable and as low as it has, the risk of higher interest rates is reduced and the real return on financial assets grows. It is unlikely that the Fed will raise interest rates in the second quarter.

    Seemingly in defiance of our diplomatic struggles with Iraq, political scandal at home and a few major earnings disappointments particularly in the technology sector, the market managed to hit several new heights in the first quarter. U.S. corporate profit growth and earnings continued to boost stock prices, making the market all the more attractive to investors.

    Much of the market activity in the first quarter can be attributed to today's service-based economy. With the arrival of annual and holiday bonuses at the end of the fourth quarter -- compensation for a good year's work -- the first quarter has established itself as a time for American employees to either spend or stash away these lump sum earnings in Individual Retirement Accounts
(IRAs) and other investments.

    One factor that affected the U.S. market in 1997 appears to be having a diminished influence in the new year. The East Asian market crisis now appears for most Asian countries to be subsiding. East Asia's economic difficulties did not affect global production or employment nearly as much as the markets had anticipated. Consequently, most investors did not feel the serious repercussions that had been feared. Obviously, investors with heavy concentrations in the region suffered the largest losses. But the markets were anticipating a greater global impact -- and this has not yet come to pass. Further impacts may occur or orders on shipments already made may find no ultimate buyer. Then again, as we move into the second quarter of 1998, many East Asian countries appear to have already recovered from the crisis. Some Asian currencies have stabilized and several Asian stock markets have rebounded. Korea and Malaysia are two countries where this has happened. The perception of an Asian "contagion" or flu throughout the region is fading fast -- and investors in general seem to be staying in the game.

    At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with a budget surplus for fiscal 1998. This stable fiscal environment is characterized by a reduction in Treasury financing, which tends to have a downward effect on interest rates. Lower interest rates fuel consumer spending, which clearly benefits the marketplace in the form of higher corporate revenues and earnings. One result of higher earnings is higher stock prices, which can ultimately benefit investors.

    The last time the U.S. enjoyed a budget surplus was 1969. After nearly 30 years of being in the red, we very well may notice a new shift in psychology about the Treasury market and the issuance of Treasury securities. In the past, investors worried about deficits that were out of control and expected higher interest rates on Treasuries. High interest rates are the bane of fixed-income investing, so a balanced budget can be expected to have a positive effect.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                NOW (2/28/98)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
   10-YEAR TREASURY RATE(1)         5.57             6.21             6.69            6.27
   PRIME RATE(2)                    8.5              8.5              8.3             8.25
   INFLATION RATE(3)*               1.57             2.72             3.03            2.72
   THE U.S. DOLLAR(4)*              9.32            10.1              7.67            0.82
   CAPITAL GOODS ORDERS(5)*        13.77            11.53             5.8            11.19
   INDUSTRIAL PRODUCTION(5)*        5.47             5.03             4.57            2.93
   EMPLOYMENT GROWTH(6)             2.6              2.31             2.14            1.83

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   Data as of January 31, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  On the global front, current economic fundamentals tend to favor the U.S., with the dollar continuing to be a safe haven for investors. International investors want to participate in U.S. economic growth, which, at 3.8 percent for 1997, was better than the economic growth in both Europe and Japan. Europe's 1997 growth rate remained fairly steady at 2 to 3 percent. Japan experienced a growth rate last year of 1 percent. U.S. real interest rates have also been more attractive than those of most other countries, enticing foreign investors to buy U.S. Treasuries.

  We anticipate the positive economic environment to continue into the second quarter of 1998. The budget surplus should hold for at least the near term. President Clinton's initiatives for increased spending and more tax credits haven't come to fruition. In fact, proponents of spending control have continued to squelch spending programs on Capitol Hill. All the while, fiscal policy has remained steady.

  With solid economic growth, lower interest rates, low inflation and a record-setting stock market, it is no wonder that investor expectations are high. But, are investors expecting too much?

  It is important to recognize that although from a macroeconomic perspective the economy is strong, there are some microeconomic challenges that could threaten in the months to come. These include health care reform and shifts in the political landscape at home and continuing conflicts or new developments abroad. For example, the European Monetary Union (EMU) appears to be proceeding as we would expect. But within six months to a year after the EMU is established, tensions may indeed mount as countries try to adapt to the new structure. Each of these issues could affect our strong, yet reactive marketplace. Be sure to stay tuned.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA
March 12, 1998

PERFORMANCE UPDATE

[CHESTER PHOTO]

TRACY MCCORMICK CHESTER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER RETIREMENT FUND SERIES. MCCORMICK CHESTER RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE FIRST HALF OF THE FISCAL YEAR WAS ONE OF THE STOCK MARKET'S MORE VOLATILE PERIODS IN RECENT MEMORY. YET, PORTFOLIO MANAGER TRACY MCCORMICK CHESTER REGISTERED A SOLID RETURN BY FOCUSING ON SOLID GROWTH COMPANIES SELLING AT ATTRACTIVE PRICES.

Q     HOW WOULD YOU DESCRIBE THE PERFORMANCE OF THE STOCK MARKET OVER THE LAST
SIX MONTHS?

A     There's really only one word that describes it: volatile. Over the last 36 months or so, the market has advanced so routinely that people may have forgotten that it isn't always smooth sailing. They were reminded of the market's capricious nature over the last six months. The final quarter of 1997 saw global stock markets gyrate widely, including a 6.87 percent decline for the S&P 500 Index on October 27.

      For the most part, this volatility was prompted by the free-fall of currencies in nearly all Southeast Asian countries. The troubles in Asian economies cast doubt on whether the strong earnings of American companies would continue at the strong pace that had underpinned the bull market of the last couple of years. As the currencies of Thailand, Singapore, Malaysia and other countries came under fire, the U.S. stock market felt the impact. However, during the ensuing months, investors had a chance to digest the news. As a result of the bailout plans proposed by the International Monetary Fund, and the fact that many American companies posted solid earnings, concerns over the effects of the Asian crisis began to fade. In fact, as January 1998 drew to a close, the U.S. stock market was again chugging ahead toward new record highs.

      In short, the last six months showed investors the wisdom of maintaining a long-term perspective.

Q     HOW DID THE FUND PERFORM IN COMPARISON?

A     Overall, the fund performed extremely well. In fact, two Series (Series V and Series VI) actually outperformed the Russell 1000 Growth Index, which you wouldn't expect from portfolios invested substantially in zero coupon bonds.

      The portfolios' bond positions were helped by a flight to stable assets during the Asian turbulence. It was this relative outperformance of bonds that accounts for the somewhat "backward" returns of the portfolios over the first six months of the fiscal year. The fund Series that had more bond holdings tended to perform better than those with more stock exposure. Normally, you would expect the older Series that have increased stock exposure to be the best performers.

PERFORMANCE UPDATE

Q     WAS THE TURMOIL IN ASIA THE PRIMARY IMPETUS BEHIND YOUR TRADING FOR THE
PERIOD?

A     We have relatively little international exposure, but Asia did prompt us to adopt a slightly more defensive position--right now, no one knows just how big an impact it will have on the earnings of American companies. Most of our Asia-influenced moves were made in two sectors: technology and finance.

      We maintained an overweighted position in finance, but avoided big money-center banks that have greater exposure to Asian currency problems. Instead, we concentrated on strong regional banks with good franchises that are good candidates for a takeover. By the late fourth quarter, many of these stocks had run up strongly and we began to trim positions.

      We continue to have a healthy representation in the insurance sector, where valuations are more reasonable and we are intrigued by some of the consolidation potential. If money center banks really come under pressure, we might look at them again, but right now it seems a little premature. Toward the end of the period we began building a position in REITs (real estate investment trusts) which should help provide additional income for the fund.

      Before the Asian problems surfaced, we'd already begun to adopt a somewhat defensive position in technology stocks due to their strong summer rally. This helped us avoid some of the more spectacular flame-outs when the Asian difficulties put the sector under extreme pressure. After such substantial price declines, we felt most of the danger was out of the better technology stocks, so we've began buying again in November. We concentrated on our favorite stocks such as Hewlett-Packard, Sun Microsystems, Teradyne and Gartner Group.

      Overall, we treated the widespread price decline in the last quarter of 1997 as an opportunity to reduce positions in more vulnerable companies and boost positions in our higher confidence stocks. For the most part, that strategy has been vindicated as the market has rebounded and was moving toward new highs at the end of January.

Q     HAVE ANY OTHER FACTORS INFLUENCED YOUR POSITIONING OF THE FUND?

A     Asia was the main thing. Otherwise, we've been applying our normal philosophy of "bottom up" stock selection. Rather than focus on economic conditions or entire sectors, we tend to choose stocks based on their individual merits, and seek those that offer above-average growth prospects, but are selling at what we believe to be attractive prices. To do that, we set upper and lower price targets on stocks. If a stock falls below a certain price level, we buy. If it rallies above a certain price level, we sell. In this way, we hope to benefit from most of the ride up, but avoid most of the ride down.

      When the market is volatile, that usually gives us opportunities to buy good stocks on a dip. Unfortunately, that disciplined approach to valuations worked against us occasionally during the last few months. The expensive stocks just got more expensive, and the less expensive stocks got less expensive.

Q     WHY WAS THAT?

A     The problems experienced by Pacific Rim economies made many investors nervous. The response was a flight to big, brand-name stocks that people believed were safer, and they would pay any price to do so. The lofty valuations that resulted made us hesitant to buy companies like Coke or Pfizer. We believe that there's not a lot of upside in stocks priced that highly, and they are susceptible to a big plunge on any bad news. Regardless, the market continued to bid them up, and we didn't participate as fully as we would have liked.

Q     WHAT AREAS DO YOU THINK OFFER CURRENTLY THE MOST ATTRACTIVELY PRICED
STOCKS?

A     The areas we're looking at are retail stocks and hotel/gaming stocks. They are attractively valued right now and may benefit from improved business as mortgage refinancing gives consumers more money to spend. Our major holdings include Stanley Works (strong franchise and excellent management), R.R. Donnelley & Sons (a dominant player in printing and another talented management team) and Harcourt General (a major force in specialty retailing through its majority ownership of the Neiman Marcus Group).

PERFORMANCE UPDATE

Q     THE MARKET POSTED 20 PERCENT PLUS GAINS FOR THE THIRD YEAR IN A ROW IN
1997. DO YOU THINK THIS PERFORMANCE WILL CONTINUE?

A     I'm not much of a prognosticator when it comes to the market. But the economy's growth, coupled with an environment of low inflation and low interest rates, offers many individual COMPANIES the potential to experience such gains. We intend to maintain strict attention to valuations and try to find these kinds of companies when they are priced attractively.

      There are still many stocks that are not among the darlings of the S&P 500 that offer solid growth potential at attractive prices. At some point, the market is going to recognize these bargains, and that's when this fund will benefit the most.

LARGEST HOLDINGS

THE FUNDS' LARGEST STOCK HOLDINGS*

Percentages based on the funds' total common stock holdings on January 31, 1998

--------------------------------------------------------------------------------------
       HOLDINGS        SERIES I  SERIES II  SERIES III  SERIES IV  SERIES V  SERIES VI
--------------------------------------------------------------------------------------
AMERICAN HOME
PRODUCTS                 2.6%      2.2%        2.6%       2.4%       2.3%      2.2%
--------------------------------------------------------------------------------------
ALZA                     2.2%      1.7%        2.0%       1.8%       2.0%      1.6%
--------------------------------------------------------------------------------------
ANALOG DEVICES           2.2%      2.2%        2.4%       2.3%       2.3%      2.1%
--------------------------------------------------------------------------------------
ABBOTT LABORATORIES      2.2%      2.0%        2.2%       2.2%       2.2%      2.1%
--------------------------------------------------------------------------------------
AMERICAN GENERAL         2.1%      2.0%        2.0%       2.0%       2.0%      2.0%
--------------------------------------------------------------------------------------
SUN MICROSYSTEMS         2.1%      2.0%        2.0%       1.7%       2.1%      2.0%
--------------------------------------------------------------------------------------
HEWLETT-PACKARD          2.1%      2.3%        2.0%       2.0%       2.0%      2.0%
--------------------------------------------------------------------------------------
STANLEY WORKS            2.0%      1.9%        1.9%       2.0%       2.0%      2.0%
--------------------------------------------------------------------------------------
CSX                      1.9%      2.8%        1.9%       1.9%       1.9%      1.8%
--------------------------------------------------------------------------------------
JEFFERSON-PILOT          1.8%      2.2%        1.9%       1.9%       2.0%      2.0%
--------------------------------------------------------------------------------------

*THE FUNDS' HOLDINGS ARE SUBJECT TO CHANGE.

LARGEST HOLDINGS

DESCRIPTION OF THE FUNDS' LARGEST STOCK HOLDINGS

--------------------------------------------------------------------------------------------
HOLDINGS
--------------------------------------------------------------------------------------------

AMERICAN HOME PRODUCTS                   Manufactures and markets health care products.
--------------------------------------------------------------------------------------------

ALZA                                     Engaged in the development commercialization of
                                         innovative pharmaceutical products using advanced
                                         drug delivery technologies to add medical and
                                         economic value to drug therapies.
--------------------------------------------------------------------------------------------

ANALOG DEVICES                           Designs, manufactures and sells precision
                                         electronic components and sub-systems for signal
                                         processing applications.
--------------------------------------------------------------------------------------------

ABBOTT LABORATORIES                      Engaged in the discovery, development, manufacture
                                         and sale of a broad and diversified line of health
                                         care products and services.
--------------------------------------------------------------------------------------------

AMERICAN GENERAL                         A leading provider of annuities, consumer loans and
                                         life insurance.
--------------------------------------------------------------------------------------------

SUN MICROSYSTEMS                         Supplies high performance work stations.
--------------------------------------------------------------------------------------------

HEWLETT-PACKARD                          Manufactures computers and computer-related
                                         products.
--------------------------------------------------------------------------------------------

STANLEY WORKS                            A worldwide producer of tools, hardware and
                                         speciality hardware for consumer, home improvement,
                                         industrial and professional use.
--------------------------------------------------------------------------------------------

CSX                                      A transportation company involved in rails,
                                         shipping and trucking worldwide.
--------------------------------------------------------------------------------------------

JEFFERSON-PILOT                          Writes life, health and accident insurance and
                                         annuities.
--------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER RETIREMENT FUND
SERIES I THROUGH SERIES VI

PORTFOLIOS OF INVESTMENTS AT JANUARY 31, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

                                                                              SERIES I                    SERIES II
---------------------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL                  PRINCIPAL
                                                                         AMOUNT       VALUE         AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                       U.S. Treasury, zero coupon,
OBLIGATIONS--39.8%,                   1999 through 2006
54.8%, 51.4%, 56.2%,                  (Cost: $41,700, $84,277,
50.5% AND 58.4%                       $58,337, $71,230, $57,708
                                      and $39,451)                      $48,700      $44,312       $102,800     $89,854
                                      -------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER                     NUMBER
          COMMON STOCKS                                                 OF SHARES     VALUE        OF SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.5%,               Betz Dearborn, Inc.                 6,400          369          8,500         490
1.1%, 1.3%, 1.2%,                     Imperial Chemical Industries,
1.3% AND 1.1%                           PLC                              10,000          609         11,000         670
                                      PPG Industries                     11,500          660         12,000         689
                                      -------------------------------------------------------------------------------------
                                                                                       1,638                      1,849
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--4.7%,                  Emerson Electric Co.                8,400          508         11,800         714
3.8%, 3.8%, 3.7%,                     Federal-Mogul Corp.                16,000          720         18,000         810
4.1% AND 3.6%                         General Electric Co.               10,600          821         12,600         977
                                      Lockheed Martin                     5,000          520          7,000         728
                                      Raytheon Co.                       17,624          913         19,748       1,023
                                      Sundstrand Corp.                   20,000        1,089         23,000       1,252
                                      U.S. Industries                    22,000          617         28,000         786
                                      -------------------------------------------------------------------------------------
                                                                                       5,188                      6,290
---------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.2%,             CBS Corp.                          20,000          599         20,000         599
4.6%, 5.0%, 4.6%,                     Dillard Department Stores          10,000          351         12,000         422
5.2% AND 4.5%                         Harcourt General                   14,000          746         16,000         853
                                      J.C. Penney Co.                    13,400          903         15,700       1,058
                                      May Department Stores Co.          19,000          999         20,900       1,099
                                    (a)MGM Grand                         20,000          716         22,000         788
                                    (a)Midas, Inc.                        2,333           37          2,333          37
                                    (a)Mirage Resorts                     8,000          185          9,000         208
                                      R.R. Donnelley & Sons              28,800        1,075         32,100       1,198
                                      Stanley Works                      28,700        1,270         29,800       1,319
                                      -------------------------------------------------------------------------------------
                                                                                       6,881                      7,581

PORTFOLIO OF INVESTMENTS






      SERIES III            SERIES IV            SERIES V             SERIES VI
--------------------------------------------------------------------------------------
     PRINCIPAL           PRINCIPAL           PRINCIPAL           PRINCIPAL
      AMOUNT    VALUE     AMOUNT    VALUE     AMOUNT    VALUE     AMOUNT    VALUE
--------------------------------------------------------------------------------------
      $78,600  $63,368    $96,200  $73,326    $96,300  $66,323    $67,000  $42,235
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
     NUMBER              NUMBER              NUMBER              NUMBER
    OF SHARES   VALUE   OF SHARES   VALUE   OF SHARES   VALUE   OF SHARES   VALUE
--------------------------------------------------------------------------------------
        5,500      317      5,900      340      6,400      369      3,500      202
       10,000      609     10,000      609     10,000      609      5,000      304
       11,000      631     11,000      631     11,500      660      5,500      316
--------------------------------------------------------------------------------------
                 1,557               1,580               1,638                 822

--------------------------------------------------------------------------------------
        8,200      496      8,200      496      8,800      532      4,200      254
       14,000      630     14,000      630     16,000      720      7,000      315
       10,800      837     11,800      915     12,600      977      6,000      465
        5,000      520      5,000      520      5,000      520      2,500      260
       13,499      699     13,499      699     18,624      965      9,812      509
       17,000      925     17,000      925     19,000    1,034      9,600      523
       21,000      589     21,000      589     22,000      617     10,500      295
--------------------------------------------------------------------------------------
                 4,696               4,774               5,365               2,621

--------------------------------------------------------------------------------------
       18,000      539     16,000      479     22,000      659      6,500      195
        8,000      281      7,000      246     10,000      351      5,000      176
       14,000      746     13,000      693     14,000      746      6,500      347
       13,000      876     13,000      876     13,400      903      7,000      472
       14,900      783     14,900      783     18,800      988      8,100      426
       20,000      716     20,000      716     20,000      716     11,000      394
        2,000       32      2,000       32      2,000       32      1,000       16
        8,000      185      8,000      185      8,000      185      4,000       92
       23,300      869     23,300      869     27,700    1,034     14,300      533
       24,250    1,073     24,250    1,073     28,800    1,274     13,300      589
--------------------------------------------------------------------------------------
                 6,100               5,952               6,888               3,240

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                              SERIES I                    SERIES II
---------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER                    NUMBER
                                                                         OF SHARES    VALUE        OF SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--5.4%,               General Mills                        6,000      $  447         7,000      $   521
4.2%, 4.4%, 4.2%,                     Gillette Co.                         5,000         494         5,000          494
4.4% AND 4.0%                         H.J. Heinz Co.                      10,000         554        12,000          665
                                      International Flavors &
                                        Fragrances                        19,000         800        20,000          843
                                      Kimberly-Clark Corp.                 9,000         470        12,000          626
                                      McCormick & Co.                     20,000         584        23,000          671
                                      Newell Co.                           5,000         205         5,000          205
                                      PepsiCo                             20,200         728        20,200          728
                                      Procter & Gamble Co.                 5,000         392         6,000          470
                                      Seagram Co., Ltd.                   10,000         341        11,000          375
                                      Service Corp. International         10,000         390        13,000          507
                                      Unilever N.V., ADR                   6,000         342        10,000          571
                                      Whitman Corp.                       14,000         233        14,000          233
                                      -------------------------------------------------------------------------------------
                                                                                       5,980                      6,909

---------------------------------------------------------------------------------------------------------------------------
ENERGY--2.3%,                         AMOCO Corp.                          6,000         488         6,000          488
1.8%, 1.7%, 1.7%,                     Baker Hughes, Inc.                  10,000         386        11,000          424
1.9% AND 1.6%                         Chevron Corp.                        5,000         374         5,000          374
                                      Enron Corp.                         10,000         414        10,000          414
                                      Hussman International                7,000          95         7,000           95
                                      Mobil Corp.                          8,400         572        12,600          858
                                      Unocal Corp.                         7,000         241         8,000          275
                                      -------------------------------------------------------------------------------------
                                                                                       2,570                      2,928

---------------------------------------------------------------------------------------------------------------------------
FINANCE--7.3%,                        American Express Co.                 5,000         418         5,000          418
5.8%, 6.0%, 5.5%,                     American General Corp.              23,000       1,297        25,000        1,409
6.2% AND 5.3%                         Beneficial Corp.                     8,000         621         9,000          699
                                      Compass Bancshares                  12,600         545        12,800          554
                                      Federal National Mortgage
                                        Association                        5,000         309         7,000          432
                                      First Chicago NBD Corp.              8,000         597        10,000          746
                                      First Union Corp.                    8,300         399        12,800          615
                                      Fleet Financial Group, Inc.          8,000         573         8,300          594
                                      Jefferson-Pilot Corp.               14,000       1,144        17,000        1,389
                                      Mellon Bank Corp.                    5,000         303         5,000          302
                                      Morgan Stanley, Dean Witter,
                                        Discover & Co.                     8,000         467        11,000          642
                                      NationsBank                         10,000         600        12,000          720
                                      PNC Bank Corp., N.A.                 8,000         413         8,000          413
                                      Safeco Corp.                         9,000         449        10,000          499
                                      -------------------------------------------------------------------------------------
                                                                                       8,135                      9,432

PORTFOLIO OF INVESTMENTS



      SERIES III             SERIES IV             SERIES V              SERIES VI
-----------------------------------------------------------------------------------------
    NUMBER                 NUMBER               NUMBER               NUMBER
   OF SHARES    VALUE    OF SHARES   VALUE    OF SHARES   VALUE    OF SHARES   VALUE
-----------------------------------------------------------------------------------------
      5,000     $  372     5,000     $  372     5,000     $  372     3,000     $  223
      4,000        395     4,000        395     5,000        494     2,000        198
      8,000        444     8,000        444    10,000        554     5,000        277
     18,000        758    17,000        716    19,000        800     9,000        379
      9,000        470     9,000        470     9,000        470     5,000        261
     18,000        525    18,000        525    20,000        584    10,000        292
      5,000        205     5,000        205     5,000        205     2,000         82
     17,000        613    17,000        613    18,200        656     7,700        278
      5,000        392     5,000        392     5,000        392     3,000        235
      9,000        307     9,000        307     9,000        307     4,000        136
     11,000        429    11,000        429    11,000        429     5,500        214
      6,000        342     6,000        342     6,000        342     3,500        200
     12,000        200    12,000        200    12,000        200     6,000        100
-----------------------------------------------------------------------------------------
                 5,452                5,410                5,805                2,875
-----------------------------------------------------------------------------------------
      4,000        325     5,000        407     6,000        488     2,500        203
      8,000        308     8,000        308     9,000        347     4,000        154
      5,000        374     5,000        374     5,000        374     2,000        150
      8,000        331     8,000        331    10,000        414     4,000        166
      6,000         82     6,000         82     6,000         82     3,000         41
      7,600        518     8,400        572     8,000        545     4,400        300
      5,000        172     5,000        172     5,000        172     3,000        103
-----------------------------------------------------------------------------------------
                 2,110                2,246                2,422                1,117
-----------------------------------------------------------------------------------------
      4,000        335     4,000        335     5,000        418     2,500        209
     20,000      1,128    19,000      1,071    22,000      1,240    10,000        564
      8,000        621     8,000        621     8,000        621     4,000        311
     10,600        458    10,600        458    12,600        545     4,300        186
      4,000        247     4,000        247     5,000        309     3,000        185
      8,000        597     8,000        597     8,000        597     4,000        298
      8,300        399     8,300        399     8,300        399     4,100        197
      7,000        501     7,000        501     8,000        573     4,500        322
     13,000      1,062    13,000      1,062    15,000      1,225     7,000        572
      5,000        302     5,000        302     5,000        302     2,000        121
      8,000        467     6,000        350     8,000        467     4,000        233
      8,000        480     8,000        480    10,000        600     4,000        240
      8,000        413     8,000        413     8,000        413     4,000        206
      8,000        400     8,000        400     9,000        449     4,000        200
-----------------------------------------------------------------------------------------
                 7,410                7,236                8,158                3,844

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                  SERIES I                    SERIES II
                                                                             NUMBER                     NUMBER
                                                                            OF SHARES     VALUE        OF SHARES     VALUE
    -----------------------------------------------------------------------------------------------------------------------



    HEALTH CARE--8.7%,                    Abbott Laboratories                19,000      $ 1,345        20,000      $ 1,416
    6.2%, 6.6%, 6.2%,                     ALZA Corp.                         39,200        1,397        34,200        1,218
    7.1% AND 5.7%                         American Home Products Corp.       17,000        1,622        16,000        1,527
                                          Baxter International               15,000          835        16,000          891
                                          Bristol-Myers Squibb Co.            8,000          797        11,000        1,096
                                       (a)Crescendo Pharmaceutical
                                            Corp.                             1,760           20         1,710           20
                                          Glaxo Wellcome, PLC, ADR            9,000          484         9,000          484
                                       (a)HEALTHSOUTH Corp.                  24,000          538        25,000          561
                                          McKesson Corp.                      6,000          287         8,000          383
                                          Medtronic, Inc.                     6,000          306         6,000          306
                                          Merck & Co.                         4,500          528         5,400          633
                                       (a)Tenet Healthcare Corp.             27,700          956        28,600          987
                                          United Healthcare Corp.            12,000          615        14,000          718
                                          ---------------------------------------------------------------------------------
                                                                                           9,730                     10,240
    -----------------------------------------------------------------------------------------------------------------------



    TECHNOLOGY--14.4%,                    AMP, Inc.                          16,000          640        19,000          760
    11.2%, 11.6%, 10.7%,               (a)Analog Devices                     47,000        1,387        52,333        1,544
    11.9% AND 10.1%                    (a)Cadence Design Systems             23,400          655        32,600          913
                                       (a)Cisco Systems                      13,500          851        18,000        1,135
                                          Computer Associates
                                            International                     9,000          479        10,500          558
                                       (a)Computer Sciences Corp.            10,000          849         9,000          764
                                          Diebold                             9,600          478        10,000          497
                                       (a)Gartner Group                      16,000          597        16,000          597
                                          GM-Hughes Electronics Corp.        17,000          589        19,000          658
                                          Harris Corp.                       16,000          762        18,000          857
                                          Hewlett-Packard Co.                21,400        1,284        26,800        1,608
                                          Intel Corp.                         4,000          324         6,000          486
                                          International Business Machines    11,000        1,086        11,000        1,085
                                          Linear Technology Corp.             7,000          464         9,000          596
                                       (a)Microsoft Corp.                     2,500          373         3,000          448
                                       (a)National Semiconductor Corp.       23,000          647        27,000          759
                                       (a)Parametric Technology Corp.        20,000        1,015        22,500        1,142
                                          Pitney Bowes, Inc.                 10,000          459        12,000          551
                                       (a)Sterling Commerce, Inc.            18,000          654        21,000          763
                                       (a)Sun Microsystems                   27,000        1,294        29,200        1,400
                                       (a)Teradyne                           10,000          395        12,000          474
                                       (a)Xilinx, Inc.                       18,000          683        18,000          683
                                          ---------------------------------------------------------------------------------
                                                                                          15,965                     18,278

PORTFOLIO OF INVESTMENTS

      SERIES III               SERIES IV             SERIES V               SERIES VI
----------------------------------------------------------------------------------------
   NUMBER                  NUMBER                NUMBER                NUMBER
  OF SHARES      VALUE    OF SHARES    VALUE    OF SHARES    VALUE    OF SHARES   VALUE
----------------------------------------------------------------------------------------
     17,000     $ 1,204    17,000     $ 1,204    19,000     $ 1,345     8,500     $  602
     31,400       1,119    27,400         976    34,200       1,218    12,900        459
     15,000       1,432    14,000       1,336    15,000       1,432     6,500        620
     13,000         724    13,000         724    15,000         835     8,000        445
      6,000         598     7,000         698     8,000         798     4,000        399
      1,370          16     1,370          16     1,510          18       545          6
      8,000         430     8,000         431     9,000         484     4,500        242
     19,000         426    19,000         426    24,000         539     9,000        202
      5,000         239     5,000         239     6,000         287     3,000        144
      4,000         204     4,000         204     6,000         306     3,000        153
      4,500         528     4,500         528     4,500         528     1,800        211
     22,000         759    22,000         759    27,700         956    11,100        383
     10,000         513    10,000         513    12,000         615     5,200        267
--------------------------------------------------------------------------------------------
                  8,192                 8,054                 9,361                4,133
--------------------------------------------------------------------------------------------
     16,000         640    16,000         640    16,000         640     8,000        320
     46,000       1,357    42,000       1,239    48,000       1,416    20,666        610
     18,000         504    18,000         504    20,400         571    10,000        280
     12,000         757    12,000         757    13,500         851     6,000        378
      9,000         479     7,500         399     9,000         479     6,000        319
      8,000         679     8,000         679    10,000         849     4,500        382
      9,100         453     9,100         453     9,600         478     4,500        224
     14,000         522    14,000         522    16,000         597     8,000        299
     15,000         519    15,000         519    17,000         589     8,000        277
     14,000         667    14,000         667    16,000         762     8,000        381
     18,400       1,104    18,400       1,104    20,400       1,224     9,500        570
      4,000         324     4,000         324     4,000         324     2,000        162
     10,500       1,036    10,500       1,036    11,000       1,086     6,000        592
      7,000         464     7,000         464     6,000         398     3,000        199
      2,000         298     2,500         373     2,500         373        --         --
     22,000         619    22,000         619    22,000         619    10,500        295
     18,500         939    18,500         939    20,000       1,015     9,000        457
      8,000         367     8,000         367    10,000         459     5,000        229
     15,000         545    14,000         508    16,000         581     6,500        236
     23,000       1,103    20,000         959    27,000       1,294    12,000        575
      9,000         356     9,000         356    10,000         395     5,000        198
     15,600         592    15,600         592    18,000         683     7,200        273
--------------------------------------------------------------------------------------------
                 14,324                14,020                15,683                7,256

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

    ----------------------------------------------------------------------------------------------------------------------
                                                                               SERIES I                      SERIES II
    ----------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER                      NUMBER
                                                                         OF SHARES     VALUE         OF SHARES     VALUE
    ----------------------------------------------------------------------------------------------------------------------



    TRANSPORTATION--2.9%,                 Canadian Pacific, Ltd.          23,000      $    622        22,000      $    595
    2.1%, 2.3%, 2.2%,
    2.4% AND 2.1%                         CSX Corp.                       22,000         1,166        24,000         1,272

                                       (a)Federal Express Corp.            8,000           520         9,000           586

                                          Norfolk Southern Corp.          30,000           947        33,000         1,042
                                          --------------------------------------------------------------------------------
                                                                                         3,255                       3,495
    ----------------------------------------------------------------------------------------------------------------------



    UTILITIES--2.7%, 2.1%,             (a)AirTouch Communications          8,000           351         9,000           395
    2.3%, 2.2%, 2.3%
    AND 1.9%                              AT&T                            12,000           751        15,000           939

                                          Cincinnati Bell, Inc.           16,000           574        16,000           574

                                          SBC Communications, Inc.        12,600           980        14,000         1,089

                                          Sprint Corp.                     6,000           356         6,000           356
                                          --------------------------------------------------------------------------------
                                                                                         3,012                       3,353
                                          --------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS--56.1%, 42.9%, 45.0%, 42.2%,
                                          46.8% AND 39.9%
                                          (Cost: $53,863, $59,950, $47,962,
                                          $47,476, $53,130 and $25,200)                 62,354                      70,355


                                          --------------------------------------------------------------------------------
                                                                         PRINCIPAL                   PRINCIPAL
                                                                          AMOUNT       VALUE          AMOUNT       VALUE
    ----------------------------------------------------------------------------------------------------------------------




    MONEY MARKET                          Yield--5.52% to 5.80%
    INSTRUMENT--4.5%,                     Due--February and
    2.2%, 4.6%, .7%,                      March 1998
    2.9% AND 1.4%                         (Cost: $4,991, $3,586,
                                          $5,693, $994, $3,790 and
                                          $999)                           $5,000         4,991        $3,600         3,586
                                          --------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS--100.4%,
                                          99.9%, 101.0%, 99.1%, 100.2%
                                          AND 99.7% (Cost: $100,554,
                                          $147,813, $111,992,
                                          $119,700, $114,628 and
                                          $65,650)                                     111,657                     163,795
                                          --------------------------------------------------------------------------------
                                          LIABILITIES, LESS CASH AND OTHER
                                          ASSETS--(.4%), .1%,
                                          (1.0%), .9%, (.2%) AND .3%                      (441)                        197
                                          --------------------------------------------------------------------------------
                                          NET ASSETS--100%                            $111,216                    $163,992
                                          --------------------------------------------------------------------------------

--------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments for federal income tax purposes at January 31, 1998, the unrealized appreciation and depreciation on investments is as follows (in thousands):

                                              SERIES I    SERIES II    SERIES III    SERIES IV    SERIES V    SERIES VI
---------------------------------------------------------------------------------------------------------------------------
Cost of investments for federal income tax
  purposes                                    $100,554    $147,813      $111,992     $119,700     $114,628     $65,650
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                   12,104      17,094        13,405       10,546       17,911       6,854
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation                    1,001       1,112           784          919          966         463
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                     11,103      15,982        12,621        9,627       16,945       6,391
---------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

       SERIES III               SERIES IV               SERIES V                SERIES VI
------------------------------------------------------------------------------------------------
   NUMBER                   NUMBER                 NUMBER                 NUMBER
  OF SHARES      VALUE     OF SHARES    VALUE     OF SHARES    VALUE     OF SHARES    VALUE
------------------------------------------------------------------------------------------------
      18,000    $    487     18,000    $    487     20,000    $    541      9,000    $   243
      20,000       1,060     20,000       1,060     22,000       1,166     10,000        530
       8,000         520      8,000         520      8,000         521      5,000        325
      24,000         758     24,000         758     30,000         947     13,500        426
------------------------------------------------------------------------------------------------
                   2,825                  2,825                  3,175                 1,524
------------------------------------------------------------------------------------------------
       8,000         351      8,000         351      8,000         351      3,000        132
      13,000         814     13,000         814     12,000         751      6,000        376
      15,000         538     15,000         538     16,000         574      6,000        215
      11,400         886     11,700         910     12,000         933      6,100        474
       5,000         297      5,000         297      6,000         356      3,000        178
------------------------------------------------------------------------------------------------
                   2,886                  2,910                  2,965                 1,375
------------------------------------------------------------------------------------------------
                  55,552                 55,007                 61,460                28,807
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
    PRINCIPAL              PRINCIPAL              PRINCIPAL              PRINCIPAL
     AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE
------------------------------------------------------------------------------------------------
      $5,700       5,693     $1,000         994     $3,800       3,790     $1,000        999
------------------------------------------------------------------------------------------------
                 124,613                129,327                131,573                72,041
------------------------------------------------------------------------------------------------
                  (1,183)                 1,169                   (213)                  218
------------------------------------------------------------------------------------------------
                $123,430               $130,496               $131,360               $72,259
------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1998 (UNAUDITED)
(IN THOUSANDS)

                                                                             SERIES
                                                    ---------------------------------------------------------
                                                       I         II        III       IV         V        VI
-------------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $100,554, $147,813,
$111,992, $119,700, $114,628 and $65,650)           $111,657   163,795   124,613   129,327   131,573   72,041
-------------------------------------------------------------------------------------------------------------
Cash                                                       5       993        --       682       310       31
-------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                     1,311     1,432     1,197     2,164     1,243    1,190
-------------------------------------------------------------------------------------------------------------
  Dividends and interest                                  49        57        45        45        47       24
-------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                     113,022   166,277   125,855   132,218   133,173   73,286

-------------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------------

Cash overdraft                                            --        --       713        --        --       --
-------------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                1,683     2,081     1,591     1,591     1,632      884
-------------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                    31        78        19        22        81       60
-------------------------------------------------------------------------------------------------------------
  Management fee                                          46        68        54        54        54       30
-------------------------------------------------------------------------------------------------------------
  Administrative services fee                             17        25        20        21        22       13
-------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related
  expenses                                                17        20        16        22        15       36
-------------------------------------------------------------------------------------------------------------
  Trustees' fees                                          12        13        12        12         9        4
-------------------------------------------------------------------------------------------------------------
    Total liabilities                                  1,806     2,285     2,425     1,722     1,813    1,027
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                          $111,216   163,992   123,430   130,496   131,360   72,259

-------------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------------

Paid-in capital                                     $ 97,328   144,716   108,104   118,234   111,264   64,675
-------------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments         2,474     2,733     2,352     2,257     2,751    1,015
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments            11,103    15,982    12,621     9,627    16,945    6,391
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income                      311       561       353       378       400      178
-------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING         $111,216   163,992   123,430   130,496   131,360   72,259

-------------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------------

Shares outstanding                                    10,782    13,751    12,188    12,708    13,455    6,682
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(NET ASSETS divided by  SHARES OUTSTANDING)         $  10.31     11.93     10.13     10.27      9.76    10.81
-------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
(IN THOUSANDS)

                                                                                          SERIES
                                                            ------------------------------------------------------------------
                                                               I           II         III          IV          V          VI
------------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------
  Interest                                                  $ 1,951       3,431       2,278       2,230       2,351      1,331
------------------------------------------------------------------------------------------------------------------------------
  Dividends                                                     456         510         408         411         449        208
------------------------------------------------------------------------------------------------------------------------------
    Total investment income                                   2,407       3,941       2,686       2,641       2,800      1,539
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                281         415         311         328         330        178
------------------------------------------------------------------------------------------------------------------------------
  Administrative services fee                                   130         195         147         156         158         84
------------------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses         56          85          68          87          80         53
------------------------------------------------------------------------------------------------------------------------------
  Professional fees                                              28          43          31          34          33         17
------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                                        24          30          23          25          20         27
------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                       10          16          12          13          18         11
------------------------------------------------------------------------------------------------------------------------------
    Total expenses                                              529         784         592         643         639        370
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         1,878       3,157       2,094       1,998       2,161      1,169
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                   5,908       7,055       5,601       5,584       6,253      2,351
------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments       (5,881)     (6,518)     (4,515)     (3,574)     (4,096)      (633)
------------------------------------------------------------------------------------------------------------------------------
Net gain on investments                                          27         537       1,086       2,010       2,157      1,718
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 1,905       3,694       3,180       4,008       4,318      2,887
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                       ------------------------------------------------------------------------
                                                  SERIES I                               SERIES II
---------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS       ONE                   SIX MONTHS       ONE
                                        ENDED        MONTH        YEAR         ENDED        MONTH        YEAR
                                     JANUARY 31,     ENDED       ENDED      JANUARY 31,     ENDED       ENDED
                                        1998        JULY 31,    JUNE 30,       1998        JULY 31,    JUNE 30,
                                     (UNAUDITED)      1997        1997      (UNAUDITED)      1997        1997
---------------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------------
  Net investment income               $  1,878           325       3,911        3,157           567       6,817
---------------------------------------------------------------------------------------------------------------
  Net realized gain                      5,908         1,687      11,460        7,055         2,057      13,354
---------------------------------------------------------------------------------------------------------------
  Change in net unrealized
  appreciation                          (5,881)        4,076       3,032       (6,518)        5,363       3,964
---------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                1,905         6,088      18,403        3,694         7,987      24,135
---------------------------------------------------------------------------------------------------------------
  Distribution from net
    investment income                   (3,921)           --      (3,911)      (6,568)           --      (7,159)
---------------------------------------------------------------------------------------------------------------
  Distribution from net realized
  gain                                 (12,075)           --     (14,931)     (14,359)           --     (18,195)
---------------------------------------------------------------------------------------------------------------
Total dividends to shareholders        (15,996)           --     (18,842)     (20,927)           --     (25,354)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
capital share transactions               8,190          (781)      4,946        7,842        (1,774)        (36)
---------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                  (5,901)        5,307       4,507       (9,391)        6,213      (1,255)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------------

Beginning of period                    117,117       111,810     107,303      173,383       167,170     168,425
---------------------------------------------------------------------------------------------------------------
END OF PERIOD                         $111,216       117,117     111,810      163,992       173,383     167,170
---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT
INCOME AT END OF PERIOD               $    311         2,354       2,029          561         3,972       3,405
---------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------
           SERIES III                           SERIES IV                           SERIES V                 SERIES VI
-----------------------------------------------------------------------------------------------------------------------
SIX MONTHS      ONE                 SIX MONTHS      ONE                 SIX MONTHS      ONE                 SIX MONTHS
   ENDED       MONTH       YEAR        ENDED       MONTH       YEAR        ENDED       MONTH       YEAR        ENDED
JANUARY 31,    ENDED      ENDED     JANUARY 31,    ENDED      ENDED     JANUARY 31,    ENDED      ENDED     JANUARY 31,
   1998       JULY 31,   JUNE 30,      1998       JULY 31,   JUNE 30,      1998       JULY 31,   JUNE 30,      1998
(UNAUDITED)     1997       1997     (UNAUDITED)     1997       1997     (UNAUDITED)     1997       1997     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
    2,094          380      4,371       1,998          361      4,517       2,161          375      4,644       1,169
-----------------------------------------------------------------------------------------------------------------------
    5,601        1,502     11,164       5,584        1,398     10,377       6,253        1,804     11,793       2,351
-----------------------------------------------------------------------------------------------------------------------
   (4,515)       4,705      2,920      (3,574)       5,420      4,714      (4,096)       6,041      4,036        (633)
-----------------------------------------------------------------------------------------------------------------------
    3,180        6,587     18,455       4,008        7,179     19,608       4,318        8,220     20,473       2,887
-----------------------------------------------------------------------------------------------------------------------
   (4,304)          --     (4,464)     (4,219)          --     (4,509)     (4,540)          --     (4,663)     (2,370)
-----------------------------------------------------------------------------------------------------------------------
  (11,501)          --    (14,623)    (10,945)          --    (14,118)    (12,544)          --    (14,346)     (4,916)
-----------------------------------------------------------------------------------------------------------------------
  (15,805)          --    (19,087)    (15,164)          --    (18,627)    (17,084)          --    (19,009)     (7,286)
-----------------------------------------------------------------------------------------------------------------------
    8,957       (1,823)     1,478       5,722       (2,474)    (8,614)      6,995       (1,764)      (536)      3,487
-----------------------------------------------------------------------------------------------------------------------
   (3,668)       4,764        846      (5,434)       4,705     (7,633)     (5,771)       6,456        928        (912)
-----------------------------------------------------------------------------------------------------------------------
  127,098      122,334    121,488     135,930      131,225    138,858     137,131      130,675    129,747      73,171
-----------------------------------------------------------------------------------------------------------------------
  123,430      127,098    122,334     130,496      135,930    131,225     131,360      137,131    130,675      72,259
-----------------------------------------------------------------------------------------------------------------------
      353        2,563      2,183         378        2,599      2,238         400        2,779      2,404         178
-----------------------------------------------------------------------------------------------------------------------

              --------------
                 SERIES VI
              --------------


               ONE
              MONTH       YEAR
              ENDED      ENDED
             JULY 31,   JUNE 30,
               1997       1997
           --------------------------
                  207      2,070
           --------------------------
                  729      3,804
           --------------------------
                3,575      3,566
           --------------------------
                4,511      9,440
           --------------------------
                   --     (1,591)
           --------------------------
                   --     (1,589)
           --------------------------
                   --     (3,180)
           --------------------------
                 (732)    13,443
           --------------------------
                3,779     19,703
           --------------------------
               69,392     49,689
           --------------------------
               73,171     69,392
           --------------------------
                1,379      1,172
           --------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Retirement Fund Series I, II, III, IV, V and VI (the Funds) are series of Kemper Target Equity Fund (the Trust), an open-end, management investment company, organized as a business trust under the laws of Massachusetts. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each Fund is as follows:

                                         FUND       MATURITY DATE
                                         ----       -------------
                                       Series I   November 15, 1999
                                       Series II  August 15, 2000
                                       Series III February 15, 2002
                                       Series IV  February 15, 2003
                                       Series V   November 15, 2004
                                       Series VI  May 15, 2006

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Funds' portfolios, as well as by a guarantee from Scudder Kemper Investments, Inc., the Funds' investment manager.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the Trust are allocated to that series. Other Trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares were sold during limited offering periods which ended during the years 1990 through 1997, and are redeemed on a

NOTES TO FINANCIAL STATEMENTS

                             continuous basis. Fund shares were sold and are redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of shares outstanding.

                             FEDERAL INCOME TAXES. Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended January 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Trust declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Funds' investment management agreement with ZKI, however, a new investment management agreement between the Funds and Scudder Kemper was approved by the Funds'
                             Board of Trustees and by the Funds' Shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Funds. In addition, the names of the Funds' principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Funds have a management agreement with Scudder Kemper and pay a management fee at an annual rate of .50% of average daily net assets. The Funds incurred a management fee of $1,843,000 for the six months ended January 31, 1998.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Funds pay KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                        ASF PAID BY KDI
                                                               ASF PAID BY       -----------------------------
                                                             THE FUNDS TO KDI    TO ALL FIRMS    TO AFFILIATES
                                                             ----------------    ------------    -------------
                             Six months ended
                             January 31, 1998                    $870,000           887,000         12,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, KSvC is the shareholder service agent for the Funds. Under the agreement, KSvC received shareholder services fees of $288,000 for the six months ended January 31, 1998.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. During the six months ended January 31, 1998, the Funds made no payments to their officers and incurred trustees' fees of $56,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the six months ended January 31, 1998,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                                                    SERIES I   SERIES II   SERIES III   SERIES IV   SERIES V   SERIES VI
                                                    --------   ---------   ----------   ---------   --------   ---------
                             Purchases              $48,784      52,371      43,894       43,536     47,841      22,491
                             Proceeds from sales     52,621      61,222      48,754       50,591     53,681      23,923

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Funds (in thousands):

                                                  SIX MONTHS ENDED             ONE MONTH ENDED               YEAR ENDED
                                                  JANUARY 31, 1998              JULY 31, 1997              JUNE 30, 1997
                             -----------------------------------------------------------------------------------------------
                                                SHARES       AMOUNT          SHARES       AMOUNT        SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------------------
 SERIES I
----------------------------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends     1,557       $ 15,648            --       $     --        1,818      $ 18,601
----------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                 (652)        (7,458)          (66)          (781)      (1,235)      (13,655)
----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital share
 transactions                                     905       $  8,190           (66)      $   (781)         583      $  4,946
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 SERIES II
----------------------------------------------------------------------------------------------------------------------------

 Shares issued in reinvestment of dividends     1,786       $ 20,831            --       $     --        2,129      $ 25,117
----------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                 (994)       (12,989)         (135)        (1,774)      (1,983)      (25,153)
----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital share
 transactions                                     792       $  7,842          (135)      $ (1,774)         146      $    (36)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 SERIES III
----------------------------------------------------------------------------------------------------------------------------

 Shares issued in reinvestment of dividends     1,600       $ 15,724            --       $     --        1,937      $ 19,255
----------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                 (625)        (6,767)         (164)        (1,823)      (1,658)      (17,777)
----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital share
 transactions                                     975       $  8,957          (164)      $ (1,823)         279      $  1,478
----------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                            SIX MONTHS ENDED             ONE MONTH ENDED                YEAR ENDED
                                            JANUARY 31, 1998              JULY 31, 1997               JUNE 30, 1997
                                           -------------------         -------------------         --------------------
                                           SHARES      AMOUNT          SHARES      AMOUNT          SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------------
 SERIES IV
-----------------------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of
   dividends                               1,510       $15,111            --       $   --          1,866       $ 18,506
-----------------------------------------------------------------------------------------------------------------------
 Shares redeemed                            (855)       (9,389)         (226)      (2,474)        (2,563)       (27,120)
-----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital
 share transactions                          655        $5,722          (226)     $(2,474)         (697)      $ (8,614)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 SERIES V
-----------------------------------------------------------------------------------------------------------------------

 Shares issued in reinvestment of
   dividends                               1,782       $16,939            --       $   --          2,001       $ 18,814
-----------------------------------------------------------------------------------------------------------------------
 Shares redeemed                            (951)       (9,944)         (167)      (1,764)        (1,929)       (19,350)
-----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital
 share transactions                          831        $6,995          (167)     $(1,764)           72       $   (536)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 SERIES VI
-----------------------------------------------------------------------------------------------------------------------

 Shares sold                                  --       $    --            --       $   --          1,919       $ 19,497
-----------------------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of
   dividends                                 688         7,239            --           --            311          3,125
-----------------------------------------------------------------------------------------------------------------------
 Shares redeemed                            (331)       (3,752)          (65)        (732)          (894)        (9,179)
-----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital
 share transactions                          357        $3,487           (65)      $ (732)         1,336       $ 13,443
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                -----------------------------------------------------------------------
                                                                               SERIES I
                                                -----------------------------------------------------------------------
                                                SIX MONTHS    ONE MONTH
                                                   ENDED        ENDED                YEAR ENDED JUNE 30,
                                                JANUARY 31,   JULY 31,     ----------------------------------------
                                                   1998         1997        1997       1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $11.86        11.24       11.46      11.19      10.67      12.57
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .21          .03         .42        .44        .45        .42
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            (.05)         .59        1.48       1.03       1.20       (.78)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .16          .62        1.90       1.47       1.65       (.36)
-----------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .42           --         .44        .44        .41        .40
-----------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                1.29           --        1.68        .76        .72       1.14
-----------------------------------------------------------------------------------------------------------------------
Total dividends                                      1.71           --        2.12       1.20       1.13       1.54
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.31        11.86       11.24      11.46      11.19      10.67
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        1.72%        5.52       18.43      13.91      17.03      (3.76)
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                              .91%         .84         .93        .95        .97        .91
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                3.34%        3.38        3.60       3.68       3.96       3.32
-----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)       $111,216      117,117     111,810    107,303    106,482    103,764
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   83%          86          94         71         63         59
-----------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended January 31, 1998, the one month period ended July 31, 1997 and the years ended June 30, 1997 and June 30, 1996 were $.0590, $.0601, $.0590 and $.0586, respectively.
--------------------------------------------------------------------------------

                                                -----------------------------------------------------------------------
                                                                               SERIES II
                                                -----------------------------------------------------------------------
                                                SIX MONTHS    ONE MONTH
                                                   ENDED        ENDED                YEAR ENDED JUNE 30,
                                                JANUARY 31,   JULY 31,     ----------------------------------------
                                                   1998         1997        1997       1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $13.38        12.77       13.01      12.94      12.30      13.95
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .27          .05         .56        .58        .60        .56
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              --          .56        1.29        .77       1.25      (1.04)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .27          .61        1.85       1.35       1.85       (.48)
-----------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .54           --         .59        .57        .57        .58
-----------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                1.18           --        1.50        .71        .64        .59
-----------------------------------------------------------------------------------------------------------------------
Total dividends                                      1.72           --        2.09       1.28       1.21       1.17
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.93        13.38       12.77      13.01      12.94      12.30
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        2.34%        4.78       15.56      10.92      16.52      (4.07)
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                              .92%         .90         .92        .94        .96        .90
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                3.81%        3.98        4.08       4.16       4.54       3.91
-----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)       $163,992      173,383     167,170    168,425    173,337    173,055
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   58%          67          70         54         47         44
-----------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended January 31, 1998, the one month period ended July 31, 1997 and the years ended June 30, 1997 and June 30, 1996 were $.0589, $.0602, $.0590 and $.0585, respectively.
--------------------------------------------------------------------------------

NOTE FOR ALL SERIES: Total return does not reflect the effect of any sales charges.
Data for the period ended January 31, 1998 is unaudited.

FINANCIAL HIGHLIGHTS

                                               ------------------------------------------------------------------------
                                                                              SERIES III
                                                -----------------------------------------------------------------------
                                                SIX MONTHS    ONE MONTH
                                                   ENDED        ENDED                  YEAR ENDED JUNE 30,
                                                JANUARY 31,   JULY 31,     --------------------------------------------
                                                   1998         1997        1997       1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $11.33        10.75       10.95      10.75       9.87      10.72
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .20          .04         .42        .43        .44        .40
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .07          .54        1.22        .78       1.24       (.88)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .27          .58        1.64       1.21       1.68       (.48)
-----------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .40           --         .43        .44        .43        .37
-----------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                1.07           --        1.41        .57        .37         --
-----------------------------------------------------------------------------------------------------------------------
Total dividends                                      1.47           --        1.84       1.01        .80        .37
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.13        11.33       10.75      10.95      10.75       9.87
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        2.72%        5.40       16.38      11.72      18.37      (4.76)
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                              .93%         .83         .95        .96       1.00        .95
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                3.40%        3.63        3.61       3.67       4.14       3.59
-----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)       $123,430      127,098     122,334    121,488    124,681    123,132
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   67%          79          74         59         52         47
-----------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended January 31, 1998, the one  month period ended July 31, 1997 and the years ended June 30, 1997 and June 30, 1996 were $.0589, $.0602, $.0590 and
$.0585, respectively.
--------------------------------------------------------------------------------

                                               ------------------------------------------------------------------------
                                                                               SERIES IV
                                               ------------------------------------------------------------------------
                                                SIX MONTHS    ONE MONTH
                                                   ENDED        ENDED                  YEAR ENDED JUNE 30,
                                                JANUARY 31,   JULY 31,     --------------------------------------------
                                                   1998         1997        1997       1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $11.28        10.69       10.70      10.07       8.83       9.57
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .18          .03         .39        .40        .39        .26
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .14          .56        1.17        .64       1.22       (.85)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .32          .59        1.56       1.04       1.61       (.59)
-----------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .37           --         .38        .41        .37        .15
-----------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                 .96           --        1.19         --         --         --
-----------------------------------------------------------------------------------------------------------------------
Total dividends                                      1.33           --        1.57        .41        .37        .15
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.27        11.28       10.69      10.70      10.07       8.83
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        3.16%        5.52       15.73      10.47      18.95      (6.31)
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                              .95%         .88         .96        .95        .97        .97
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                3.04%        3.22        3.35       3.46       4.01       3.43
-----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)       $130,496      135,930     131,225    138,858    152,179    146,655
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   62%          66          66         52         45         51
-----------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended January 31, 1998, the one  month period ended July 31, 1997 and the years ended June 30, 1997 and June 30, 1996 were $.0589, $.0602, $.0590 and
$.0586, respectively.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------------------------------------
                                                                              SERIES V
                                           ------------------------------------------------------------------------------
                                           SIX MONTHS    ONE MONTH                                       NOVEMBER 15,
                                              ENDED        ENDED            YEAR ENDED JUNE 30,            1993 TO
                                           JANUARY 31,   JULY 31,    ---------------------------------     JUNE 30,
                                              1998         1997       1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $10.86        10.22      10.20         9.53         8.15        9.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .19          .03        .39          .39          .28         .15
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        .14          .61       1.22          .64         1.31       (1.00)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .33          .64       1.61         1.03         1.59        (.85)
-------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .38           --        .39          .36          .21          --
-------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           1.05           --       1.20           --           --          --
-------------------------------------------------------------------------------------------------------------------------
Total dividends                                 1.43           --       1.59          .36          .21          --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 9.76        10.86      10.22        10.20         9.53        8.15
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   3.41%        6.26      17.14        10.95        19.97       (9.44)
-------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------------
Expenses                                         .94%         .94        .96          .96         1.07        1.29
-------------------------------------------------------------------------------------------------------------------------
Net investment income                           3.27%        3.34       3.59         3.64         4.01        3.13
-------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)  $131,360      137,131    130,675      129,747      134,937      64,275
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              68%          76         79           58           73          35
-------------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six
months ended January 31, 1998, the one month    period ended July 31, 1997 and
the years ended June 30, 1997 and June 30, 1996 were $.0590, $.0602, $.0590 and
$.0587, respectively.
--------------------------------------------------------------------------------

                                           ------------------------------------------------------
                                                                   SERIES VI
                                           ------------------------------------------------------
                                            SIX MONTHS    ONE MONTH     YEAR ENDED
                                               ENDED        ENDED         JUNE 30,      MAY 1 TO
                                            JANUARY 31,   JULY 31,    ---------------   JUNE 30,
                                               1998         1997       1997     1996      1995
----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.57       10.86       9.83     9.26     9.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .20         .03        .33      .24      .06
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                .24         .68       1.26      .57      .20
----------------------------------------------------------------------------------------------------
Total from investment operations                  .44         .71       1.59      .81      .26
----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         .39          --        .28      .13       --
----------------------------------------------------------------------------------------------------
  Distribution from net realized gain             .81          --        .28      .11       --
----------------------------------------------------------------------------------------------------
Total dividends                                  1.20          --        .56      .24       --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.81       11.57      10.86     9.83     9.26
----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    4.08%       6.54      16.64     8.79     2.89
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                         1.01%       1.00       1.02     1.27     1.09
----------------------------------------------------------------------------------------------------
Net investment income                            3.28%       3.43       3.43     3.47     3.91
----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)    $72,259      73,171     69,392   49,689    7,189
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               59%         65         74       34       --
----------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended January 31, 1998, the one month period ended July 31, 1997 and the years ended June 30, 1997 and June 30, 1996 were $.0589, $.0603, $.0586 and $.0582, respectively.
--------------------------------------------------------------------------------

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held. Kemper Target Equity Fund-Kemper Retirement Fund Series I-VI shareholders were asked to vote on three separate issues: election of the eight members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of a new investment management agreement.

1) Election of Trustees

                                                     For             Withheld
James E. Atkins                                    39,454,675         591,508
Arthur R. Gottschalk                               39,451,750         594,433
Frederick T. Kelsey                                39,456,557         589,626
Daniel Pierce                                      39,458,148         588,035
Fred B. Renwick                                    39,480,893         565,290
John B. Tingleff                                   39,483,670         562,512
Edmond D. Villani                                  39,454,386         591,796
John B. Weithers                                   39,475,301         570,882

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

               For             Against         Abstain
             38,794,530        359,686         891,966

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                                                        Broker
                           For     Against   Abstain   Non-Votes
Series I                5,561,880  159,318   191,894    109,300
Series II               6,775,305  142,458   243,481    120,527
Series III              5,928,122  117,696   263,157     87,354
Series IV               6,584,879   77,291   251,409    285,963
Series V                6,903,792   66,436   266,965    164,514
Series VI               3,473,215   36,283    99,322     86,863

                                                                           NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                           OFFICERS

DANIEL PIERCE                   MARK S. CASADY
Chairman and Trustee            President

JAMES E. AKINS                  PHILIP J. COLLORA
Trustee                         Vice President,
                                Secretary and Treasurer
ARTHUR R. GOTTSCHALK
Trustee                         TRACY MCCORMICK CHESTER
                                Vice President
FREDERICK T. KELSEY
Trustee                         JERARD K. HARTMAN
                                Vice President
FRED B. RENWICK
Trustee                         THOMAS W. LITTAUER
                                Vice President
JOHN B. TINGLEFF
Trustee                         ANN M. MCCREARY
                                Vice President
EDMOND D. VILLANI
Trustee                         KATHRYN L. QUIRK
                                Vice President
JOHN G. WEITHERS
Trustee                         LINDA J. WONDRACK
                                Vice President

                                JOHN R. HEBBLE
                                Assistant Treasurer

                                MAUREEN E. KANE
                                Assistant Secretary

                                CAROLINE PEARSON
                                Assistant Secretary

                                ELIZABETH C. WERTH
                                Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 419557
                                    Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                       INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                      801 Pennsylvania
                                    Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Target Equity Fund prospectus.
KRF - 3 (3/98) 1044930